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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 1998


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      0-21802                  34-1741211
(STATE OR OTHER JURISDICTION          (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


        3450 W. CENTRAL AVENUE, SUITE 328
                  TOLEDO, OHIO                                        43606
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374


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ITEM 5.           OTHER ITEMS

         On September 16, 1998, N-Viro International Corporation ("the Company") executed two (2) employment agreements with Company insiders, incorporated by reference herein as Exhibits 1 and 2.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       January 15, 1999               By:      /s/ James K. Mchugh
       -----------------------------                 -------------------
                                                        James K. McHugh
                                                      Chief Financial Officer